UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2024
Date of Report (Date of earliest event reported)

 FUNKO, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue
Everett, Washington 98201
(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On March 7, 2024, Funko, Inc. (the “Company”) announced its financial results for the quarter and fiscal year ended December 31, 2023. The full text of the press release (the “Press Release”) issued in connection with the announcement is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information contained in the website cited in the Press Release is not incorporated herein.
The information in Item 2.02 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2024, Steve Nave resigned as Chief Financial Officer and Chief Operating Officer of Funko, Inc. (the “Company”), effective March 15, 2024 (the "Effective Date"). Also on March 6, 2024, the Company’s Board of Directors (the “Board”) appointed Yves LePendeven as the Company’s Acting Chief Financial Officer and designated him as the Company’s principal financial officer and principal accounting officer, in each case effective as of the Effective Date. The Company is not planning to fill the Chief Operating Officer position at this time.
Mr. LePendeven, age 45, has served as the Company Deputy Chief Financial Officer since August 2023. Prior to that, Mr. Le Pendeven held several roles as a senior finance executive since joining Funko in October 2019. Prior to joining Funko, Mr. Le Pendeven served multiple finance roles at Volcom, a subsidiary of the Kering Group, most recently as Vice President, Financial Planning & Analysis, where he oversaw global financial planning. Prior to that, Mr. Le Pendeven was a Director, Financial Planning and Analysis in the corporate finance group at Quiksilver. Mr. Le Pendeven received an M.B.A. from the Paul Merage School of Business at University of California - Irvine and a B.A. in Science, Technology and Society from Stanford University.
In connection with Mr. LePendeven’s appointment as Acting Chief Financial Officer, the Company has entered into a Letter Agreement with Mr. LePendeven, dated March 6, 2024 (the “LePendeven Letter”). The LePendeven Letter provides, among other things, that, in connection with his appointment as Acting Chief Financial Officer, Mr. LePendeven will receive an additional $10,000 per month for each month that he serves as Acting Chief Financial Officer as well as a one-time award of 5,000 restricted stock units granted on the Effective Date, which will vest on the six-month anniversary of the date of grant, subject to his continued service through such date. In addition, the LePendeven Letter provides that in the event Mr. LePendeven’s employment is terminated by the Company without “cause” or by Mr. LePendeven for “good reason” (each as defined in the LePendeven Letter) then, subject to his execution and non-revocation of a release of claims, Mr. LePendeven will be entitled to receive separation benefits of: (i) continued base salary payments for six months, less applicable withholdings, and (ii) reimbursement for up to six months of the Company-paid portion of premium payments, as if Mr. LePendeven had remained an active employee, for any COBRA coverage that he elects, which shall be payable monthly. The foregoing description of the LePendeven Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the LePendeven Letter, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In addition, the Company has entered into a Separation and Release of Claims Agreement with Mr. Nave, dated March 6, 2024 (the “Nave Agreement”), pursuant to which Mr. Nave’s employment will terminate on the Effective Date. Mr. Nave will be entitled to receive, subject to his execution and non-revocation of a waiver and release of claims agreement: (i) continued base salary payments for six months following the Effective Date, less applicable withholdings, (ii) reimbursement for up to six months following the Effective Date of the Company-paid portion of premium payments, as if Mr. Nave had remained an active employee, for any COBRA coverage that he timely elects, which shall be payable monthly, (iii) additional payments in an aggregate amount of $125,000, less applicable withholdings, payable in six equal monthly installments in accordance with the Company’s regular payroll practices, (iv) his fiscal year 2023 target annual bonus, which shall be payable at the same time annual bonuses are paid to similarly situated executives of the Company and (v) accelerated vesting of the 30,000 outstanding unvested restricted stock units granted to Mr. Nave on August 11, 2023 under the Company’s 2019 Incentive Award Plan and which were scheduled to vest on March 29, 2024. The payment of such separation benefits will also be subject to Mr. Nave’s continued compliance with certain applicable restrictive covenants set forth in his Employment Agreement with the Company, dated as of February 27, 2023. The foregoing description of the Nave Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Nave Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description
10.1	Letter Agreement between the Company and Yves LePendeven, dated March 6, 2024.
10.2	Separation and Release of Claims Agreement between the Company and Steve Nave, dated March 6, 2024.
99.1	Press release of Funko, Inc. issued March 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2024	FUNKO, INC.

By:	/s/ Steve Nave
Steve Nave
Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)